EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Thistle Group Holdings, Co. (the "Company") on Form 10-Q for the quarter ended June 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, John
F. McGill, Jr., Chief Executive Officer and Pamela Cyr, Chief Financial Officer certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 20003




/s/ John F. McGill, Jr.                             /s/ Pamela Cyr
---------------------------                         ----------------------------
John F. McGill, Jr.                                 Pamela Cyr
Chief Executive Officer                             Chief Financial Officer